UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) October 19, 2005
Cooper Industries, Ltd.
(Exact Name of Registrant as Specified in its Charter)

1-31330	Bermuda	98-0355628
(Commission File Number)	(State or Other Jurisdiction of	(IRS Employer Identification No.)
Incorporation)

600 Travis, Suite 5800,		77002
Houston, Texas		(Zip Code)
(Address of Principal Executive Offices)
713/209-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Posting of Sales Trends Information
On October 19, 2005 Cooper Industries, Ltd. (the “Company”) will post on its website the “Sales Trends” information attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
Exhibits
99.1	Company “Sales Trends” to be posted on the Company’s website.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD.
(Registrant)

Date: October 19, 2005	/s/ Terry A. Klebe

Terry A. Klebe
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.
99.1	Company “Sales Trends” to be posted on the Company’s website.